SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the registrant             / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/   /  Preliminary proxy statement

/ X /  Definitive proxy statement

/   /  Definitive additional materials

/   /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

OPPENHEIMER GLOBAL FUND
------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

OPPENHEIMER GLOBAL FUND
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box): N/A

/  /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
       14a-6(j)(2).

/   /  $500 per each party to the controversy pursuant to Exchange
       Act Rule 14a-6(i)(3).

/   /  Fee Computed on table below per Exchange Act Rules 14a
       -6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

--------------------
1 - Set forth the amount on which the filing fee is calculated and state how it was determined.




(4)   Proposed maximum aggregate value of transaction:

/   /  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing Party:

(4)   Date Filed:


OPPENHEIMER GLOBAL FUND

Two World Trade Center, New York, New York 10048-0203

Notice Of Meeting Of Shareholders To Be Held

February 20, 1997

To The  Shareholders of Oppenheimer Global Fund

Notice is hereby given that a Meeting of the Shareholders of Oppenheimer Global Fund (the "Fund") will be held at 6803 South Tucson Way, Englewood, Colorado, 80111, at 10:00 A.M., Denver time, on February 20, 1997, or any adjournments thereof, for the following purposes:

To be voted on by holders of:
Class A     Class B     Class C
Shares      Shares      Shares

   X        X           X
(a) To elect eleven Trustees to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors are elected and shall qualify;

   X        X           X
(b) To ratify the selection of KPMG Peat Marwick LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning October 1, 1996 (Proposal No. 1);


   X        X           X
(c) To approve an Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. (the "Manager") (Proposal No. 2);

            X
(d) To approve a 12b-1 Distribution and Service Plan for the Fund's Class B shares (only shareholders of Class B shares vote on this proposal) (Proposal No. 3);

                        X
(e) To approve a 12b-1 Distribution and Service Plan for the Fund's Class C shares (only shareholders of Class C shares vote on this proposal) (Proposal No. 4); and

   X        X           X
(f) To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on December 6, 1996, are entitled to vote at the meeting. The election of Trustees and the Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of the nominees as Trustee and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary
December 16, 1996
_______________________________________________________________________
_____
Shareholders who do not expect to attend the Meeting are asked to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

OPPENHEIMER GLOBAL FUND
Two World Trade Center, New York, New York 10048-0203

PROXY STATEMENT

Meeting of Shareholders
To Be Held February 20, 1997

This statement is furnished to the shareholders of Oppenheimer Global Fund (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at a meeting (the "Meeting") of shareholders to be held at 6803 South Tucson Way, Englewood, Colorado, 80111, at 10:00 A.M., Denver time, on February 20, 1997, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about December 27, 1996. For a free copy of the Fund's annual report for its most recent fiscal year, and a copy of its semi-annual report for any subsequent semi-annual period, call OppenheimerFunds Services, the Fund's transfer agent, at 1-800-525-7048.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of each Proposal unless a choice is indicated to vote against or to abstain from voting on that Proposal. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules) as record holder vote such shares for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of each Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at Two World Trade Center, New York, New York, 10048-0203; (2) attending the meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of printing and distributing these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, personally or by telephone or telegraph; any expenses so incurred will also be borne by the Fund. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of December 6, 1996, the record date, there were 79,274,381.967 shares of the Fund issued and outstanding, consisting of 63,970,824.255 Class A shares, 14,756,964.261 Class B shares and 546,593.451 Class C shares. Each Class A, Class B and Class C share of the Fund has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of November 29, 1996, the only entities owning of record or known by management of the Fund to be the beneficial owner of 5% or more of the outstanding shares of any class of the Fund's shares were Nationwide Life Insurance Company, P.O. Box 182029, Columbus, OH 43218, 6,226,684.277 Class A shares (9.73% of that Class); and Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, Jacksonville, FL 33246, 69,605.626 Class C shares (12.88% of that class). The Manager has been advised that such shares were held by Nationwide and Merrill Lynch for the benefit of their respective customers.

ELECTION OF TRUSTEES

At the Meeting, eleven Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. As a Massachusetts business trust, the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a shareholder meeting is called for the purpose of voting for Trustees and until their successors are elected and shall qualify.

Each of the nominees is presently a Trustee and has agreed to be nominated and, if elected, to continue to serve as a Trustee of the Fund. A twelfth Trustee, Professor Sidney M. Robbins, has indicated that he will resign as a Trustee as of December 31, 1996, at which time the size of the Fund's Board shall be changed to eleven Trustees. Each of the Trustees is also a Trustee or Director of Oppenheimer Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Emerging Growth Fund,
Oppenheimer Global Growth & Income Fund, Oppenheimer Growth Fund,
Oppenheimer Capital Appreciation Fund, Oppenheimer Municipal Bond Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Asset Allocation
Fund, Oppenheimer California Municipal Fund, Oppenheimer Multi-State Municipal Trust, Oppenheimer Money Market Fund, Inc., Oppenheimer U.S. Government Trust, Oppenheimer New York Municipal Fund, Oppenheimer International Growth Fund, Oppenheimer Developing Markets Fund,
Oppenheimer Series Fund, Inc., Oppenheimer Enterprise Fund, Oppenheimer World Bond Fund and Oppenheimer Multi-Sector Income Trust (together with the
Fund, the "New York Oppenheimer funds") except that Ms. Macaskill is not a director of Oppenheimer Money Market Fund, Inc. Ms. Macaskill is President, Mr. Levy is Chairman and Mr. Spiro is Vice Chairman of the Fund and each of the other New York Oppenheimer funds.

Each nominee indicated below by an asterisk is an "interested person" (as that term is defined in the Investment Company Act of 1940, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager") or its affiliates, or other positions described. The year given below indicates when the nominee first became a Trustee or Director of any of the New York Oppenheimer funds without a break in service. The beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated below. If a nominee should be unable to accept election, the Board of Trustees may, in its discretion, select another person to fill the vacant position. As of November 29, 1996 the Trustees and officers of the Fund as a group owned 81,305.651 Class A shares of the Fund in the aggregate, which is less than 1% of the outstanding shares of that class. None of the Trustees or officers owned any Class B or Class C shares of the Fund.

                                                             Shares
                                                             Beneficially
Name And                Business Experience                  Owned as of
Other Information       During the Past Five Years           November 29, 1996

Leon Levy               General Partner of Odyssey Partners, L.P.None
   first became a       (investment partnership); Chairman of
   Trustee in 1959      Avatar Holdings, Inc. (real estate
   Age: 71              development).

Robert G. Galli*        Vice Chairman of the Manager; formerly16,039.156
   first became a       he held the following positions: President
   Trustee in 1993      and Counsel of Oppenheimer Acquisition
   Age: 63              Corp., the Manager's parent holding company
                        ("OAC"); Executive Vice President and General
                        Counsel and a director of the Manager
                        and OppenheimerFunds Distributor, Inc.
                        (the "Distributor"),Vice President and a director
                        of HarbourView Asset Management Corporation
                        ("HarbourView") and Centennial Asset Management
                        Corporation ("Centennial"), investment adviser
                        subsidiaries of the Manager, a director of
                        Shareholder Financial Services, Inc. ("SFSI")
                        and Shareholder Services, Inc. ("SSI"),
                        transfer agent subsidiaries of the Manager,
                        an officer of other Oppenheimer funds.

Benjamin Lipstein       Professor Emeritus of Marketing, Stern     9,284.661
   first became a       Graduate School of Business Administration,
   Trustee in 1974      New York University; a director of Sussex Publishers,
   Age: 73              Inc. (publishers of Psychology Today and Mother
                        Earth News) and Spy Magazine, L.P.

_______________________
* A nominee who is an "interested person" of the Fund and the Manager under the Investment Company Act.

1 Includes 276.075 shares held by Dr. Lipstein as custodian for two minors. Dr. Lipstein disclaims ownership of such shares.

                                                       Shares
                                                       Beneficially
Name And                Business Experience            Owned as of
Other Information       During the Past Five Years     November 29, 1996

Bridget A. Macaskill*   President and CEO and a Director of the26,783.392
   first became a       Manager; Chairman and a Director of SSI
   Trustee in 1995      and SFSI, President and a Director of
   Age 48               OAC, HarbourView and Oppenheimer
                        Partnership Holdings, Inc; a holding company subsidiary
                        of the Manager, a director of Oppenheimer Real Asset
                        Management Inc; formerly Executive Vice President
                        of the Manager.


Elizabeth B. Moynihan
   first became a       Author and architectural historian; a      269.835
   Trustee in 1992      trustee of the Freer Gallery of Art
   Age: 67              (Smithsonian Institution), the Institute
                        of Fine Arts (New York University),
                        National Building Museum; a member of
                        the Trustees Council, Preservation League
                        of New York State; a member of the Indo-U.S.
                        Sub-Commission on Education and Culture.

Kenneth A. Randall      A director of Dominion Resources, Inc.     11,301,3433
   first became a       (electric utility holding company),
   Trustee in 1980      Dominion Energy, Inc. (electric power and
   Age: 69              oil & gas producer), Enron-Dominion Cogen
                        Corp. (cogeneration company), Kemper
                        Corporation (insurance and financial
                        services company) and Fidelity Life Association
                        (mutual life insurance company); formerly
                        President and Chief Executive Officer of The Conference
                        Board, Inc. (international economic and
                        business research), a director of  Lumbermans
                        Mutual Casualty Company, American Motorists
                        Insurance Company and American Manufacturers
                        Insurance Company.

____________________
*A nominee who is an "interested person" of the Fund and the Manager under the Investment Company Act.
2 Includes 5,607.496 shares held by Ms. Macaskill as trustee of trust accounts for her children. Ms. Macaskill disclaims ownership of such shares.
3 Includes 243.635 shares held by Mr. Randall's spouse. Mr. Randall disclaims ownership of such shares.

                                                       Shares
                                                       Beneficially
Name And                Business Experience            Owned as of
Other Information       During the Past Five Years     November 29, 1996
Edward V. Regan
   first became a       Chairman of Municipal Assistance Corporation65.519
  Trustee in 1993       for the City of New York; Senior Fellow of Jerome
  Age: 66               Levy Economics Institute, Bard College; a member
                        of the U.S. Competitiveness Policy Council;
                        a director of GranCare, Inc. (health care
                        provider); formerly New York State Comptroller
                        and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds,    Founder Chairman of Russell Reynolds       None
Jr.                     Associates, Inc. (executive recruiting); Chairman of
  first became a        Directorship, Inc. (corporate governance consulting); a
   Trustee in 1989      director of  Professional Staff Limited (U.K.);
   Age: 65              a trustee of  Mystic Seaport Museum, International House and
                        Greenwich Historical Society.

Sidney M. Robbins**     Chase Manhattan Professor Emeritus of      4,921.4154
   first became a       Financial Institutions, Graduate School of
   Trustee in 1963      Business, Columbia University; Visiting
   Age: 84              Professor of Finance, University of Hawaii;
                        Emeritus Founding Director of The Korea Fund,
                        Inc.(a closed-end investment company); member
                        of the Board of Advisors of Olympus Private
                        Placement Fund, L.P.; and Professor Emeritus
                        of Finance, Adelphi University.

_______________
**A Trustee until 12/31/96; Professor Robbins is not a nominee for election.
4 Includes 753.734 shares held by Professor Robbins' spouse. Professor Robbins disclaims ownership of such shares.


                                                             Shares
Name And                Business Experience                  Owned as of
Other Information       During the Past Five Years           November 29, 1996
Donald W. Spiro*        Chairman Emeritus and a director of the Manager;     9,293.965
      first became a    formerly Chairman of the Manager and the
   Trustee in 1985      Distributor.
   Age: 71

Pauline Trigere         Chairman and Chief Executive Officer of    3,346.373
   first became a       Trigere, Inc. (design and sale of
   Trustee in 1977      women's fashions).
   Age: 84

Clayton K. Yeutter
   first became a     Of Counsel, Hogan & Hartson (a law firm); None
   Trustee in 1993    a director of B.A.T. Industries, Ltd. (tobacco
   Age: 66                  and financial services), Caterpillar, Inc.
                                  (machinery), ConAgra, Inc. (food and agricultural
                                  products), Farmers Insurance Company (insurance),
                                  FMC Corp. (chemicals and machinery), IMC Global,
                                  Inc. (chemicals and animal feed), and Texas
                                  Instruments, Inc. (electronics) formerly
                                  Counsellor to the President (Bush) for Domestic
                                  Policy, Chairman of the Republican National Committee,
                                  Secretary  of the U.S. Department of Agriculture, and U.S.
                                  Trade Representative.

_______________________
* A nominee who is an "interested person" of the Fund and the Manager under the Investment Company Act.
5 Includes 7,082.900 shares held by Mr. Spiro's spouse. Mr. Spiro disclaims ownership of such shares.

Vote Required. The affirmative vote of a majority of the votes cast by shareholders of the Fund without regard to class is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and of the Manager, which is responsible for its day-to-day operations. Six regular meetings of the Trustees were held in the fiscal year ended September 30, 1996. Each of the Trustees were present for at least 75% of the meetings held of the Board and of all committees on which that Trustee served. The Trustees of the Fund have appointed an Audit Committee, comprised of Messrs. Randall (Chairman), Lipstein, Regan and Robbins (advisory member), none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Manager or the Fund. The functions of the Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Committee met four times during the fiscal year ended September 30, 1996. The Board of Trustees does not have a standing nominating or compensation committee.

           - Remuneration of Trustees. The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro) receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund, during its fiscal year ended September 30, 1996, and from all of the New York-based Oppenheimer funds (including the Fund) for which they served as Trustee or Director. Compensation is paid for services in the positions below their names:

                      Aggregate         Retirement BenefitsTotal Compensation
                      Compensation      Accrued as Part   From All
Name and              From              of Fund           New York-based
Position              Fund              Expenses          Oppenheimer funds1
Leon Levy             $12,011           $16,520           $141,000.00
  Chairman and
  Trustee

Benjamin Lipstein     $ 7,343           $10,100                 $ 86,200.00
  Study
  Committee
  Chairman and
  Trustee(2)

Elizabeth B. Moynihan $ 7,343           $10,100                 $ 86,200.00
  Study
  Committee
  Member and
  Trustee

Kenneth A. Randall$ 6,681         $ 9,185                 $ 78,400.00
  Audit
  Committee
  Member and
  Trustee

Edward V. Regan $ 5,861           $ 8,061                 $ 68,800.00
  Proxy Committee
  Chairman,
  Audit
  Committee
  Member and
  Trustee

Russell S.            $ 4,438           $ 6,104                 $52,100.00
Reynolds, Jr.
  Proxy Committee
  Member and
  Trustee

Sidney M. Robbins$10,401          $14,306                 $122,100.00
  Study Committee
  and Audit Committee
  Advisory Member,
  Trustee2

Pauline Trigere       $4,438      $ 6,104                 $ 52,100.00
  Trustee

Clayton K. Yeutter$4,438    $ 6,104                 $ 52,100.00
  Proxy Committee
  Member and
  Trustee

______________________
1 For the 1995 calendar year (prior to the inception of the Proxy Committee), during which the New York-based Oppenheimer funds, listed in the first paragraph of this section, included Oppenheimer Mortgage Income Fund and Oppenheimer Time Fund (which ceased operation following the acquisition of their assets by certain other Oppenheimer funds) but excluded Oppenheimer International Growth Fund, which had not yet commenced operations.

2 Dr. Lipstein assumed the Committee position shown above on October 10, 1996, prior to which date he was a member of the Study Committee and Professor Robbins was Chairman of the Study Committee and Vice-Chairman of the Audit Committee.

The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.
Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an indefinite term. Information is given below about the executive officers who are not Trustees of the Fund, including their business experience during the past five years.

William L. Wilby, Vice President and Portfolio Manager; Age: 52
Senior Vice President of the Manager and Vice President of HarbourView; an officer of other Oppenheimer funds; formerly international investment strategist at Brown Brothers Harriman & Co., prior to which he was a Managing Director and Portfolio Manager at AIG Global Investors.

Andrew J. Donohue, Secretary; Age: 46
Executive Vice President and General Counsel of the Manager and the Distributor; President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc.; Executive Vice President, Chief Legal Officer and Director of MultiSource Services, Inc. ( a broker-dealer); President and director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, Partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); and director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age: 60
3410 South Galena Street, Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer and Assistant Secretary and a director of Centennial; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. and an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age: 48
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age: 38
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller of the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott T. Farrar, Assistant Treasurer; Age: 31
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co. (a bank) and previously a Senior Fund Accountant for State Street Bank & Trust Company.


RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
(Proposal No. 1)

The Investment Company Act requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, at a meeting held April 11, 1996, selected KPMG Peat Marwick LLP ("Peat Marwick") as auditors of the Fund for the fiscal period beginning October 1, 1996. Peat Marwick also serves as auditors for certain other funds for which the Manager acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Peat Marwick as auditors. Representatives of Peat Marwick are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of Peat Marwick as auditors of the Fund.

APPROVAL OF PROPOSED INVESTMENT ADVISORY AGREEMENT
(Proposal No. 2)

The Fund has an Investment Advisory Agreement dated June 27, 1994, with the Manager (the "Current Agreement") which was approved by shareholders of the Fund at a meeting held on that date. At a meeting of the Fund's Board of Trustees held on December 14, 1995, the Board, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, and who have no direct or indirect financial interest in the operations of the current Agreement or in any related Agreements, approved the terms of a new Investment Advisory Agreement (the "Proposed Agreement") between the Fund and the Manager and determined to recommend the Proposed Agreement for approval by the shareholders. If approved by shareholders at this meeting, the Proposed Agreement will be effective on such date and continue in effect until December 31, 1997, and thereafter from year to year unless terminated, but only so long as such continuance is approved in accordance with the Investment Company Act.

The Proposed Agreement differs from the Current Agreement in the schedule of fee rates payable by the Fund. Under the Current Agreement, the management fee payable monthly to the Manager is computed on the net assets of the Fund as of the close of business each day at the annual rates of 0.80% of the first $250 million of net assets; 0.77% of the next $250 million; 0.75% of the next $500 million; 0.69% of the next $1 billion; and 0.67% of aggregate net assets in excess of $2 billion. Under the Proposed Agreement, the management fee would be the same as under the Current Agreement for the first $3.5 billion of net assets; the Proposed Agreement adds an additional breakpoint of 0.65% on assets in excess of $3.5 billion. However, since January 3, 1995, the Manager has voluntarily agreed to reduce the management fee to which it is entitled under the Current Agreement to the management fee rate provided for in the Proposed Agreement. Therefore, the amount currently paid by the Fund to the Manager will not be changed by the adoption of the Proposed Agreement, except that the management fee limitation by the Manager will no longer be voluntary. During the fiscal year ended September 30, 1996, the Fund paid the Manager a fee of $19,638,352 under the Current Agreement, which is also the amount the Fund would have paid had the Proposed Agreement been in effect during that period. The Manager also acts as investment adviser to other funds that have similar or comparable investment objectives. A list of those funds and the net assets and advisory fee rates paid by those funds is contained in Exhibit B to this Proxy Statement.

The Proposed Agreement and the Current Agreement (hereinafter jointly referred to as the "Agreements") are identical other than the change in the management fee rates described above, the date of the Agreements, and the Manager's name (which changed from Oppenheimer Management Corporation on January 5, 1996). The Agreements require the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment as well as to provide, and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Expenses not expressly assumed by the Manager under the Agreements or by the distributor of the Fund's shares are paid by the Fund. The Agreements list examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share certificate issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

The Agreements contain no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and will be withdrawn as of January 13, 1997 regardless of whether the Prosposed Agreement is approved. During the fiscal year ended September 30, 1996, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

The Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Agreements, the Manager is not liable for any loss sustained by reason of any investment, or the purchase, sale or retention of any security, or for any act or omission in performing the services required by the Agreements. The Agreements permit the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

Brokerage Provisions of the Agreements. One of the duties of the Manager under the Agreements is to arrange the portfolio transactions for the Fund. The Agreements contain provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions.
In doing so, the Manager is authorized by the Agreements to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

Under the Agreements, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices. Subject to the provisions of the Agreements, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the investment advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees permits the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (1) the trade is not from or for the broker's own inventory; (ii) the trade was executed by the broker on an agency basis at the stated commission; and (iii) the trade is not a riskless principal transaction.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution and Service Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. OppenheimerFunds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor of the Fund's shares. OppenheimerFunds Services, a division of the Manager, serves as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis, for which it was paid $278,435 by the Fund during its fiscal year ended September 30, 1996.

The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $55 billion as of September 30, 1996, and with more than 3 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At September 29, 1996, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 526,105 shares of Class B voting stock, and (iii) 1,328,053 shares of Class C non-voting stock. This collectively represented 82.2% of the outstanding common stock and 92.3% of the voting power of OAC as of that date. Certain officers and/or directors of the Adviser held (i) 598,704 shares of the Class B voting stock, representing 12.3% of the outstanding common stock and 6.0% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 627,362 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund, and Ms. Macaskill and Messrs. Galli and Spiro, who serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Adviser). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period October 1, 1995 to September 29, 1996, the only transactions by persons who serve as Trustees of the Fund were by Ms. Macaskill, who surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class C OAC options, for cash payments aggregating $1,421,800 and Mr. Galli, who sold 10,000 shares of Class C OAC common stock to MassMutual for an aggregate of $787,900.

The names and principal occupations of the executive officers and directors of the Adviser are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Donald W. Spiro, Chairman Emeritus; Robert G. Galli and James C. Swain, Vice Chairmen; Robert C. Doll, Executive Vice President and a director; O. Leonard Darling, Paula Gabriele, Barbara Hennigar, James Ruff, Loretta McCarthy and Nancy Sperte, Executive Vice Presidents; Tilghman G. Pitts III, Executive Vice President and a director; Andrew J. Donohue, Executive Vice President, General Counsel and a director; George C. Bowen, Senior Vice President and Treasurer; Peter M. Antos, Victor Babin, Robert A. Densen, Ronald H. Fielding, Robert E. Patterson, Richard Rubinstein, Arthur Steinmetz, Ralph Stellmacher, John Stoma, Jerry A. Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents. These officers are located at one of the four offices of the Manager: Two World Trade Center, New York, NY 10048-0203; 3410 South Galena Street, Denver, CO 80231-5099; 350 Linden Oaks, Rochester, NY 14625-2807 and One Financial Plaza, 755 Main Street, Hartford, CT 06103.

Considerations by the Board of Trustees. In connection with the approval of the Proposed Agreement, the Manager provided extensive information to the Independent Trustees. The Independent Trustees were provided with data as to the qualifications of the Manager's personnel, the quality and extent of the services rendered and its commitment to its mutual fund advisory business. The Independent Trustees also considered data presented by the Manager showing the extent to which it had expanded its investment personnel and other services dedicated to the equity area of its mutual fund advisory activities. Information prepared specifically for the purpose of assisting the Independent Trustees in their evaluation of the Proposed Agreement included an analysis of the performance and expenses of the Fund as compared to other similar funds.

Analysis of Nature, Quality and Extent of Services. In determining whether to approve the Proposed Agreement and to recommend its approval by the Fund's shareholders, the Independent Trustees particularly considered: (1) the effect of the proposed investment management fee on the expense ratio of the Fund; (2) the investment record of the Manager in managing the Fund, and the investment record of other investment companies for which it acts as investment adviser and (3) data as to investment performance, advisory fees and expense ratios of other investment companies not advised by the Manager but believed to be in the same overall investment and size category as the Fund. The Independent Trustees also considered the following factors, among others: (1) the necessity of the Manager maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; (2) the Manager's overall profitability; (3) pro-forma profitability data giving effect to the proposed revision in the investment management fee but before marketing and promotional expenses anticipated to be paid by the Manager and its affiliates; (4) possible economies of scale; (5) other benefits to the Manager from serving as investment manager to the Fund, as well as benefits to its affiliates acting as principal underwriter and its division acting as transfer agent to the Fund; (6) current and developing conditions in the financial services industry, including the entry into the industry of larger and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and
(7) the financial resources of the Manager and the desirability of appropriate incentives to assure that the Manager will continue to furnish high quality services to the Fund.

Analysis of Profitability of the Manager. The Independent Trustees were advised that the Manager does not maintain its financial records on a fund-by-fund basis. However, the Manager does provide the Independent Trustee on an annual basis with its allocation of expenses on a fund-by-fund basis. The Independent Trustees considered information provided by the Manager regarding its profitability and also considered comparative information relating to the profitability of other mutual fund investment managers. The Independent Trustees also noted the substantial marketing and promotional activities in which the Manager and its affiliates engage and propose to engage on behalf of the Fund.

Determination by the Independent Trustees and the Board of Trustees. After completion of its review, the Independent Trustees recommended that the Board of Trustees approve, and the Board unanimously approved, the Proposed Agreement.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding voting securities of the Fund is required for approval of the Proposed Agreement; the classes do not vote separately. Such "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of:
(i) 67% or more of the voting securities present or represented by proxy at the shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. The Board of Trustees recommends a vote in favor of approving the Proposed Investment Advisory Agreement.

APPROVAL OF THE FUND'S CLASS B 12b-1 DISTRIBUTION
AND SERVICE PLAN AND AGREEMENT
(Proposal No. 3)

NOTE: This Proposal applies to Class B Shareholders only.

Class B shares were first offered to the public on August 17, 1993. At that time, the Fund had adopted a Distribution Plan and Agreement for Class B shares pursuant to Rule 12b-1 of the Investment Company Act. In June of 1993, the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund and who have no direct or indirect financial interest in the operation of the Fund's current 12b-1 plans or in any related agreements ("Independent Trustees"), approved amendments to that plan to recharacterize it as a distribution and service plan and agreement in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay on an annual basis up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual assets as an asset-based sales charge. In February of 1994, that Distribution and Service Plan was further amended by the Fund's Board of Trustees to eliminate a provision which had required the Fund to continue to make payments to the Distributor after a termination of the Distribution and Service Plan.

At a meeting of the Fund's Board of Trustees held March 16, 1995, the Manager proposed the adoption of a new Class B Distribution and Service Plan and Agreement for Class B shares (the "Class B Distribution and Service Plan") which is recharacterized as a "compensation type plan" instead of a "reimbursement type plan." The Fund's Board of Trustees, including a majority of the Independent Trustees, approved the new Class B Distribution and Service Plan, subject to shareholder approval, and determined to recommend the Class B Distribution and Service Plan and Agreement for approval by Class B shareholders. A copy of the new Class B Distribution and Service Plan is attached as Exhibit C to this proxy statement.

Description of the Class B Distribution and Service Plan. Under the Class B Distribution and Service Plan, the Fund compensates the Distributor for its services in connection with the distribution of Class B Shares and the personal service and maintenance of accounts that hold Class B shares.
The Fund pays the Distributor an asset-based sales charge of 0.75% per annum of Class B shares outstanding for six years or less, and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class B shares of the Fund.


The Class B Distribution and Service Plan provides for payments for two different distribution-related functions. The Distributor pays certain brokers dealers, banks or other institutions ("Recipients") a service fee of 0.25% for personal services to Class B shareholders and maintenance of Class B shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Class B Distribution and Service Plan to retain service fee payments to compensate it for rendering such services.

Service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class B shares held in accounts of the Recipient or its customers. In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

The Class B Distribution and Service Plan also provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B shares outstanding to compensate it for other services in connection with the distribution of the Fund's Class B shares. The distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class B shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients, and (iii) paying or reimbursing the Distributor for interest and other borrowing costs incurred on any unreimbursed expenses carried forward to subsequent fiscal quarters. The other distribution assistance in connection with the sale of Class B shares rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B shareholders, processing Class B share purchase and redemption transactions and providing such other information in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request.

The Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 3.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of shares of the Fund. The Distributor and the Fund anticipate that it will take a number of years for the Distributor to recoup the sales commissions paid to Recipients and other distribution-related expenses, from the Fund's payments to the Distributor under the Class B Distribution and Service Plan, and from the contingent deferred sales charge deducted from redemption proceeds for Class B shares redeemed before the end of six years of their purchase, as described in the Fund's prospectus.

The Class B Distribution and Service Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Class B Distribution and Service Plan. Pursuant to this provision, payment of the asset-based sales charge of up to 0.75% per annum could be continued by the Board after termination.

The Class B Distribution and Service Plan has the effect of increasing annual expenses of Class B shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the current Class B Plan for the fiscal year ended September 30, 1996 totalled $4,373,990 (1.0% of the Fund's average net assets represented by Class B shares during that period), all of which was paid by the Distributor to recipients, including $53,520 paid to an affiliate of the Distributor.

If the Class B shareholders approve this Proposal, the Class B Distribution and Service Plan shall, unless terminated as described below, continue in effect until December 31, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Class B Distribution and Service Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class B shares. The Class B Distribution and Service Plan may not be amended to increase materially the amount of payments to be made without approval by Class B shareholders. All material amendments must be approved by a majority of the Independent Trustees.

Additional Information. The Class B Distribution and Service Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under the Class B Distribution and Service Plan, no payment for service fees will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Class B Distribution and Service Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Class B Distribution and Service Plan by the Board of Trustees. In considering whether to recommend the Class B Distribution and Service Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Class B Distribution and Service Plan benefits the Fund and its Class B shareholders by providing financial incentives to financial intermediaries to attract new Class B shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing Class B shareholders and attract new investors. The Class B Distribution and Service Plan enables the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Board also focused on the two principal differences in the Class B Distribution and Service Plan and its predecessor. First, the proposed plan provides for compensating the Distributor for its distribution efforts rather than reimbursing it for its costs. While it was possible for the Fund's Class B 12b-1 payments to be reduced when limited by the Distributor's expenses (including past expenses which were not previously reimbursed, and which were, therefore, carried forward with interest) under a reimbursement-type plan, under normal circumstances this is unlikely. Therefore, adoption of this Proposal is not expected to materially increase the Fund's expenses under normal circumstances. Payments under the proposed Class B Distribution and Service Plan still remain subject to limits imposed on asset-based sales charges by the NASD. The Board also noted that investors who purchase Class B shares of the Fund reasonably expect that they will be paying an asset-based sales charge of 0.75% per annum regardless of the Distributor's actual distribution expenses.

A second difference in the Class B Distribution and Service Plan over its predecessor is that the proposed Plan expressly provides that distribution and administrative support services may be rendered in connection with Class B shares acquired either in exchange for other Oppenheimer fund shares or by reorganization with another fund. The Board determined that although these changes are less likely to have significance under a compensation-type Plan, it should have the flexibility to approve reorganizations among funds without concern that the transaction would affect payments to the Distributor for its distribution efforts. The Board also noted that investors who purchase Class B shares of the Fund reasonably expect that they will be paying an asset-based sales charge of 0.75% per annum regardless of share exchanges or the occurrence of reorganizations to which their Fund is a party.

The Board concluded that it is likely that because the Class B Distribution and Service Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class B shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Class B Distribution and Service Plan would likely be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class B shareholders should benefit as the Class B Distribution and Service Plan should help maintain Fund assets at the lower investment advisory fee rate that is currently in effect. Costs of shareholder administration and transfer agency operations will be spread among a larger number of Class B shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses may remain higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Class B Distribution and Service Plan proposed for Class B shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Class B Distribution and Service Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Class B Distribution and Service Plan is in the best interests of the Fund, and that its continuation has a reasonable likelihood of benefiting the Fund and its Class B shareholders. In its annual review of the Class B Distribution and Service Plan, the Board will consider the continued appropriateness of the Class B Distribution and Service Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class B voting securities is required for approval of the Class B Distribution and Service Plan. The requirements for such "majority" vote under the Investment Company Act are described in Proposal No. 2. A vote in favor of this Proposal shall be deemed a vote to approve the prior Plans and the Class B Distribution and Service Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.


APPROVAL OF THE FUND'S CLASS C 12b-1 DISTRIBUTION
AND SERVICE PLAN AND AGREEMENT
(Proposal No. 4)

NOTE: This Proposal applies to Class C Shareholders only.

Class C shares were first offered to the public on October 2, 1995. At that time, the Fund had adopted a Distribution Plan and Agreement for Class C shares pursuant to Rule 12b-1 of the Investment Company Act, in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual assets as an asset-based sales charge. The Manager, as the sole initial shareholder of the Fund's Class C shares, has approved a Distribution and Service Plan for the Class C shares of the Fund (the "Class C Distribution and Service Plan") under Rule 12b-1 of the Investment Company Act. At a meeting of the Fund's Board of Trustees held March 16, 1996, the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreements ("Independent Trustees"), approved Class C Distribution and Service Plan and determined to recommend the Distribution and Service Plan for approval by the Class C shareholders. A copy of the Class C Distribution and Service Plan is attached as Exhibit D to this proxy statement.

Description of the Class C Distribution and Service Plan. Under the Class C Distribution and Service Plan, the Fund compensates the Distributor for its services in connection with the distribution of Class C Shares and the personal service and maintenance of accounts that hold Class C shares.
The Fund pays the Distributor an asset-based sales charge of 0.75% per annum and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class C shares of the Fund.

The Class C Distribution and Service Plan provides for payments for two different distribution related functions. The Distributor pays certain brokers, dealers, banks or other institutions ("Recipients") a service fee of 0.25% for personal services to Class C shareholders and maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class C shareholder accounts may include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Class C Distribution and Service Plan to retain service fee payments to compensate it for rendering such services.

Service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class C shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class C shares held in accounts of the Recipient or its customers. The Distributor retains the service fee during the first year shares are outstanding. In the event Class C shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

The Class C Distribution and Service Plan also provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class C shares outstanding to compensate it for other services in connection with the distribution of the Fund's Class C shares. The distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class C shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class C shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class C shares by Recipients,
(iii) obtaining financing or providing such financing from its own resources or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance for Class C shares, and (iv) paying certain other distribution-related expenses. The other distribution assistance in connection with the sale of Class C shares rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class C shareholders, processing Class C share purchase and redemption transactions and providing such other information in connection with the distribution of Class C shares as the Distributor or the Fund may reasonably request.

The Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 0.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. The Distributor retains the asset-based sales charge during the first year shares are outstanding to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs. The Distributor plans to pay the asset-based sales charge as an ongoing commission to Recipients on Class C shares that have been outstanding for a year or more. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of shares of the Fund.

The Class C Distribution and Service Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class C shares sold prior to termination of the Class C Distribution and Service Plan. Pursuant to this provision, payment of the asset-based sales charge and service fee could be continued by the Board after termination.

The Class C Distribution and Service Plan has the effect of increasing annual expenses of Class C shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the current Class C Plan for the period ended September 30, 1996 were $81,790 (1.0% of the Fund's average net assets represented by Class C shares during that period), all of which the Distributor retained as reimbursement for Class C sales commissions and service fee advances, as well as financing costs.

If the Class C shareholders approve this Proposal, the Class C Distribution and Service Plan shall, unless terminated as described below, continue in effect until December 31, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Class C Distribution and Service Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class C shares. The Class C Distribution and Service Plan may not be amended to increase materially the amount of payments to be made without approval by Class C shareholders. All material amendments must be approved by a majority of the Independent Trustees.

Additional Information. The Class C Distribution and Service Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under the Class C Distribution and Service Plan, the Board may determine that no payment will be made to the Distributor or any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Class C Distribution and Service Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Class C Distribution and Service Plan by the Board of Trustees. In considering whether to recommend the Class C Distribution and Service Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Class C Distribution and Service Plan benefits the Fund and its Class C shareholders by providing financial incentives to financial intermediaries to attract new Class C shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Class C Distribution and Service Plan enables the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Board concluded that it is likely that because the Class C Distribution and Service Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class C shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Class C Distribution and Service Plan would likely be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class C shareholders should benefit as the Class C Distribution and Service Plan should help maintain Fund assets at the lower investment advisory fee rate that is currently in effect. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses may remain higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Class C Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Class C Distribution and Service Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Class C Distribution and Service Plan is in the best interests of the Fund, and that its continuation has a reasonable likelihood of benefiting the Fund and its Class C shareholders. In its annual review of the Class C Distribution and Service Plan, the Board will consider the continued appropriateness of the Class C Distribution and Service Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class C voting securities is required for approval of the Distribution and Service Plan. The requirements for such "majority" vote under the Investment Company Act are described in Proposal No.2. A vote in favor of this Proposal shall be deemed a vote to approve the prior Plan and the Distribution and Service Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.

RECEIPT OF SHAREHOLDER PROPOSALS

The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the Shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Fund shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.


By Order of the Board of Trustees,


Andrew J. Donohue, Secretary
December 16, 1996

                  Exhibit A
INVESTMENT ADVISORY AGREEMENT


   AGREEMENT made as of the 20th day of February, 1997, by and between OPPENHEIMER GLOBAL FUND (the "Fund"), and OPPENHEIMERFUNDS, INC. ("OFI").

   WHEREAS, the Fund is an open-end, diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "Investment Company Act"), and OFI is a registered investment adviser;

   NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1.    General Provision.

   The Fund hereby employs OFI and OFI hereby undertakes to act as the investment adviser of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. OFI shall, in all matters, give to the Fund and its Board of Trustees the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or federal law;
(iii) the provisions of the Declaration of Trust and By-Laws of the Fund as amended from time to time; (iv) policies and determinations of the Board of Trustees of the Fund; (v) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Fund's shareholders; and (vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time. The appropriate officers and employees of OFI shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Fund with respect to any matters dealing with the business and affairs of the Fund, including the valuation of any of the Fund's portfolio securities which are either not registered for public sale or not being traded on any securities market.

2.    Investment Management.

   (a) OFI shall, subject to the direction and control by the Fund's Board of Trustees, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and
(iii) arrange, subject to the provisions of paragraph "7" hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund.

   (b) Provided that the Fund shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of paragraph "7" hereof, OFI may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

   (c) Nothing in this Agreement shall prevent OFI or any officer thereof from acting as investment adviser for any other person, firm or corporation and shall not in any way limit or restrict OFI or any of its directors, officers or employees from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by OFI of its duties and obligations under this Agreement and under the Investment Advisers Act of 1940.

3.    Other Duties of OFI.

   (a) OFI shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Commission; composition of periodic reports with respect to its operations for the shareholders of the Fund; composition of proxy materials for meetings of the Fund's shareholders and the composition of such registration statements as may be required by federal and state securities laws for continuous public sale of shares of the Fund. OFI shall, at its own cost and expense, also provide the Fund with adequate office space, facilities and equipment.

   (b) Provided that nothing herein shall be deemed to protect OFI from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Agreement, OFI shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

4.    Allocation of Expenses.

   All other costs and expenses not expressly assumed by OFI under this Agreement, or to be paid by the General Distributor of the shares of the Fund, shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to its operations; (iv) compensation and expenses of its Trustees other than those associated or affiliated with OFI; (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration under federal and state securities laws of shares of the Fund for public sale; (x) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund; (xi) except as noted above, all other expenses incidental to holding meetings of the Fund's shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation affecting the Fund and any obligation which the Fund may have to indemnify its officers and Trustees with respect thereto. Any officers or employees of OFI or any entity controlling, controlled by or under common control with OFI, who may also serve as officers, Trustees or employees of the Fund shall not receive any compensation from the Fund for their services.

5.    Compensation of OFI.

   The Fund agrees to pay OFI and OFI agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a management fee computed on the aggregate net assets of the Fund as of the close of each business day and payable monthly at the following annual rates:

   0.80% of the first $250 million of aggregate net assets;
   0.77% of the next $250 million;
   0.75% of the next $500 million;
   0.69% of the next $1 billion;
   0.67% of the next $1.5 billion; and
   0.65% of aggregate net assets in excess of $3.5 billion.

6.    Use of Name "Oppenheimer."

   OFI hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Oppenheimer" in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. Such license may, upon termination of this Agreement, be terminated by OFI, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" in the name of the Fund or otherwise. The name "Oppenheimer" may be used or licensed by OFI in connection with any of its activities or licensed by OFI to any other party.

7.    Portfolio Transactions and Brokerage.

   (a) OFI is authorized, in arranging the Fund's portfolio transactions, to employ or deal with such members of securities or commodities exchanges, brokers or dealers including "affiliated" broker-dealers (as that term is defined in the Investment Company Act) (hereinafter "broker-dealers"), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions as well as to obtain, consistent with the provisions of subparagraph "(c)" of this paragraph "7" the benefit of such investment information or research as may be of significant assistance to the performance by OFI of its investment management functions.

   (b) OFI shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best
execution of particular and related portfolio transactions.   The
abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by OFI on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

   (c) OFI shall have discretion, in the interests of the Fund, to allocate brokerage on the Fund's portfolio transactions to broker-dealers other than affiliated broker-dealers, qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Fund and/or other accounts for which OFI and its affiliates exercise "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934) and to cause the Fund to pay such broker-dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if OFI determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of OFI and its investment advisory affiliates with respect to the accounts as to which they exercise investment discretion. In reaching such determination, OFI will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, OFI shall be prepared to show that all commissions were allocated for the purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Fund's trustees were reasonable in relation to the benefits to the Fund.

   (d) OFI shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Fund for effecting its portfolio transactions to the extent consistent with the interests and policies of the Fund as established by the determinations of its Board of Trustees and the provisions of this paragraph "7"

   (e) The Fund recognizes that an affiliated broker-dealer (i) may act as its regular broker so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Fund; and (iii) may effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.

   (f) Subject to the foregoing provisions of this paragraph "7" OFI may also consider sales of Fund shares and shares of other investment companies managed by OFI or its affiliates as a factor in the selection of broker-dealers for the Fund's portfolio transactions.

 8.   Duration.

   This Agreement will take effect on the date first set forth above, and replaces the Fund's Investment Advisory Agreement dated June 27, 1994. This Agreement will continue in effect until December 31, 1997, and thereafter, from year to year, so long as such continuance shall be approved at least annually in the manner contemplated by Section 15 of the Investment Company Act.


9.    Termination.

   This Agreement may be terminated (i) by OFI at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to OFI (which notice may be waived by OFI) provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the Trustees of the Fund then in office or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund.

10.   Assignment or Amendment.

   This Agreement may not be amended without the affirmative vote or written consent of the holders of a "majority" of the outstanding voting securities of the Fund, and shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

11.   Disclaimer of Shareholder Liability.

   OFI understands that the obligations of the Fund under this Agreement are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. OFI represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder liability for acts or obligations of the Fund.

12.   Definitions.

   The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the Investment Company Act.

            OPPENHEIMER GLOBAL FUND


            By:
            -----------------------------



            OPPENHEIMERFUNDS, INC.



            By:
            -----------------------------

EXHIBIT B


                              Approximate Net    Advisory Fee Rate as
                              Assets as of 9/30/96% of Average Annual
Name of Fund                  ($ Millions)       Net Assets

Oppenheimer Global Emerging   $168.2             1.0% on the first $50 million,
   Growth Fund                                   .75% on the next $150 million,
                                                 .72% on the next $200 million,
                                                 .69% on the next $200 million,
                                                 .66% on the next $200 million and
                                                 .60% of net assets in excess of $800 million

Oppenheimer Quest Global Value$230.7      .75% on the first $400 million,
  Fund, Inc.*                                    .70% on the next $400 million and
                                                 .65% of net assets in excess of $800 million


Oppenheimer International     $17.9              .80% on the first $250 million,
    Growth Fund                                  .77% on the next $250 million,
                                                 .75% on the next $500 million,
                                                 .69% on the next $1 billion and
                                                 .67% of net assets in excess of $2 billion

Oppenheimer Variable Accounts Funds/             .75% of the first $200 million,
   Oppenheimer Global Securities$502.7    .72% of the next $200 million,
            Fund                                 .69% of the next $200 million,
                                                 .66% of the next $200 million and
                                                 .60% of net assets in excess of $800 million

___________________________________

* The Manager pays a sub-advisory fee to OpCap Advisors to provide day-to-day portfolio management of the Fund. The Manager pays OpCap Advisors monthly an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by the Manager based on the total net assets of the Fund as of November 22, 1995 (the "base amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the base amount.

                              Exhibit C
                   DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                      With

                        OppenheimerFunds Distributor, Inc.

                               For Class B Shares of

                             Oppenheimer Global Fund

DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the 20th day of February, 1997, by and between Oppenheimer Global Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or its successor (the "NASD Conduct Rules") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

2. Definitions. As used in this Plan, the following terms shall have the following meanings:

   (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Fund's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

   (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such brokerage or other customers, or investment advisory or other clients of such Recipient and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.   Payments for Distribution Assistance and Administrative Support
Services.

   (a) The Fund will make payments to the Distributor, (i) within forty-five (45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus
   (ii) within ten (10) days of the end of each month, in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding for six years or less (the "Maximum Holding Period"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sale of Shares.

      The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons "Advance Service Fee Payments" (as defined below) in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current holders of the Fund's shares ("Shareholders")) and state "blue sky" registration expenses; and (v) any service rendered by the Distributor that a Recipient may render as described below in this Section 3(a). Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (ii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.


      The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

      The distribution assistance in connection with the sale of Shares to be rendered by the Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Shareholders, and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

      It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

   (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Trustees.

      Alternatively, the Distributor may, at its sole option, make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, (i) at a rate not to exceed 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) service fee payments at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the service fee payment and Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Rule 2830 of the NASD Conduct Rules. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.


      The Advance Service Fee Payments described in part (i) of the prior paragraph of this section (b) may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, that may be set from time to time by a majority of the Independent Trustees.

      A majority of the Independent Trustees may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or direct the Distributor to increase or decrease the Maximum Holding Period, the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940
   Act) of the Distributor or to the Distributor if such affiliated person and/or the Distributor qualifies as a Recipient.

   (c) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Rule 2830 of the NASD Conduct Rules.

   (d) Under the Plan, payments may be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the
   Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

   (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this section 3.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those persons to be Trustees of the Fund who are not "interested persons" of the Fund ("Disinterested Trustees") shall be committed to the discretion of such Disinterested Trustees. Nothing herein shall prevent the Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days' written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on March 16, 1995, for the purpose of voting on this Plan, and shall take effect after being approved by Class B shareholders of the Fund, at which time it shall replace the Fund's Distribution and Service Plan for the Shares dated February 10, 1994. Unless terminated as hereinafter provided, it shall continue in effect until December 31, 1997 and from year to year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made, without approval of the Class B Shareholders in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder and Trustee Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                  Oppenheimer Global Fund


                  By:
                  ---------------------------------------------


                  OppenheimerFunds Distributor, Inc.

                  By:
                  --------------------------------------------



                              Exhibit D

            DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                            WITH

                  OppenheimerFunds Distributor, Inc.

                        For Class C Shares of

                          Oppenheimer Global Fund


DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the 20th day of February, 1997, by and between Oppenheimer Global Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class C shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or its successor (the "NASD Conduct Rules") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

2. Definitions. As used in this Plan, the following terms shall have the following meanings:

   (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Fund's Board of Trustees (the "Board") who are not "interested persons"
(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

   (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such brokerage or other customers, or investment advisory or other clients of such Recipient and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.   Payments for Distribution Assistance and Administrative Support
Services.

   (a) The Fund will make payments to the Distributor, (i) within forty-five (45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding for six years or less (the "Maximum Holding Period"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sale of Shares.

   The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and/or paying such persons "Advance Service Fee Payments" (as defined below) in advance of, and/or greater than, the amount provided for in
Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund;
(iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current holders of the Fund's shares ("Shareholders")) and state "blue sky" registration expenses; and (v) any service rendered by the Distributor that a Recipient may render as described below in
Section 3(a). Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (ii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

   The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

   The distribution assistance in connection with the sale of Shares to be rendered by the Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Shareholders, and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

   It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

   (b)(i) Service Fee. The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Trustees.

   Alternatively, the Distributor may, at its sole option, make the following service fee payments (i) to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter ("Advance Service Fee Payments"), (i) at a rate not to exceed 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) service fee payments at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the service fee payments and Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Rule 2830 of the NASD Conduct Rules. The Advance Service Fee Payments described in part (i) of the prior sentence may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

   (ii) Asset-Based Sales Charge Payments. Irrespective of whichever alternative method of service fee payments is selected by the Distributor, in addition the Distributor shall make asset-based sales charge payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of shares computed as of the close of each business day constituting "Qualified Holdings" owned beneficially or of record by the Recipient or its Customers for a period of not more than one (1) year. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Trustees.

   (c) A majority of the Independent Trustees may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or direct the Distributor to increase or decrease the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

   (d) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Rule 2830 of the NASD Conduct Rules.

   (e) Under the Plan, payments may be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

   (f) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this section 3.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those persons to be Trustees of the Fund who are not "interested persons" of the Fund ("Disinterested Trustees") shall be committed to the discretion of such Disinterested Trustees. Nothing herein shall prevent the Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days' written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on March 16, 1995, for the purpose of voting on this Plan, and shall take effect as of the date first set forth above, at which time it shall replace the Fund's Distribution and Service Plan for the Shares dated July 17, 1995. Unless terminated as hereinafter provided, it shall continue in effect until December 31, 1997 and from year to year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made, without approval of the Class B Shareholders in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder and Trustee Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

            Oppenheimer Global Fund

            By:
            ---------------------------------

            OppenheimerFunds Distributor, Inc.


            By:
            ----------------------------------



Oppenheimer Global Fund   Proxy for Shareholders Meeting to
Class A Shares          be held February 20, 1997

Your shareholder        Your prompt response can save your
vote is important!      Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

Please detach at perforation before mailing.

Oppenheimer Global Fund - Class A Shares
Proxy For Shareholders Meeting to be held February 20, 1997

     The undersigned shareholder of Oppenheimer Global Fund (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held February 20, 1997, at 6801 South Tucson Way, Englewood, Colorado 80111 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board of Trustees, which recommends a vote FOR the election of all nominees for Trustee and FOR each proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
(over)


Oppenheimer Global Fund    Proxy for Shareholders Meeting to
Class A Shares    be held February 20, 1997

Your shareholder        Your prompt response can save your
vote is important!      Fund money.

Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

Please detach at perforation before mailing.
(OVER)
1.  Election of Trustees

    ____ For all nominees listed          _____ Withhold authority to
         except as marked to the                vote for all nominees
       contrary at left.                      listed at left.

    B. Macaskill   R. Galli     L. Levy    B. Lipstein
      (A)         (B)           (C)        (D)

    E. Moynihan    K. Randall    E. Regan    R. Reynolds
        (E)           (F)           (G)         (H)

    D. Spiro       P. Trigere    C. Yeutter
       (I)            (J)            (K)

Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.

2. Ratification of selection of KPMG Peat Marwick LLP as independent auditors (Proposal No. 1)

    For ____             Against ____            Abstain ____

3.    Approval of Investment Advisory Agreement (Proposal No. 2)

    For ____             Against ____            Abstain ____


NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                    Dated: ______________________, 1997
                                            (Month)      (Day)

                                    ____________________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                Please read both sides of this ballot.

Oppenheimer Global Fund    Proxy for Shareholders Meeting to
Class B Shares    be held February 20, 1997

Your shareholder        Your prompt response can save your
vote is important!      Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

Please detach at perforation before mailing.

Oppenheimer Global Fund - Class B Shares
Proxy For Shareholders Meeting to be held February 20, 1997

     The undersigned shareholder of Oppenheimer Global Fund (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held February 20, 1997, at 6801 South Tucson Way, Englewood, Colorado 80111 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board of Trustees, which recommends a vote FOR the election of all nominees for Trustee and FOR each proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
(over)

Oppenheimer Global Fund   Proxy for Shareholders Meeting to
Class B Shares    be held February 20, 1997

Your shareholder        Your prompt response can save your
vote is important!      Fund money.

Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

Please detach at perforation before mailing.
(OVER)
1.  Election of Trustees

    ____ For all nominees listed          _____ Withhold authority to
         except as marked to the                vote for all nominees
          contrary at left.                      listed at left.

    B. Macaskill   R. Galli     L. Levy    B. Lipstein
      (A)         (B)           (C)        (D)

    E. Moynihan    K. Randall    E. Regan    R. Reynolds
        (E)           (F)           (G)         (H)

    D. Spiro       P. Trigere    C. Yeutter
       (I)            (J)            (K)

Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.

2. Ratification of selection of KPMG Peat Marwick LLP as independent auditors (Proposal No. 1)

    For ____             Against ____            Abstain ____

3.    Approval of Investment Advisory Agreement (Proposal No. 2)

    For ____             Against ____            Abstain ____

4.    Approval of proposed Class B 12b-1 Service Plan (Proposal No. 3)

    For ____             Against ____            Abstain ____

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                    Dated: ______________________, 1997
                                            (Month)      (Day)

                                    ____________________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                Please read both sides of this ballot.

Oppenheimer Global Fund    Proxy for Shareholders Meeting to
Class C Shares    be held February 20, 1997

Your shareholder        Your prompt response can save your
vote is important!      Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

Please detach at perforation before mailing.

Oppenheimer Global Fund - Class C Shares
Proxy For Shareholders Meeting to be held February 20, 1997

     The undersigned shareholder of Oppenheimer Global Fund (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held February 20, 1997, at 6801 South Tucson Way, Englewood, Colorado 80111 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board of Trustees, which recommends a vote FOR the election of all nominees for Trustee and FOR each proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
(over)
332



Oppenheimer Global Fund    Proxy for Shareholders Meeting to
Class C Shares    be held February 20, 1997

Your shareholder        Your prompt response can save your
vote is important!      Fund money.

Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

Please detach at perforation before mailing.
(OVER)
1.  Election of Trustees

    ____ For all nominees listed          _____ Withhold authority to
         except as marked to the                vote for all nominees
          contrary at left.                      listed at left.

    B. Macaskill   R. Galli     L. Levy    B. Lipstein
      (A)         (B)           (C)        (D)

    E. Moynihan    K. Randall    E. Regan    R. Reynolds
        (E)           (F)           (G)         (H)

    D. Spiro       P. Trigere    C. Yeutter
       (I)            (J)            (K)

Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.

2. Ratification of selection of KPMG Peat Marwick LLP as independent auditors (Proposal No. 1)

    For ____             Against ____            Abstain ____

3.    Approval of Investment Advisory Agreement (Proposal No. 2)

    For ____             Against ____            Abstain ____

4.    Approval of proposed Class C 12b-1 Service Plan (Proposal No. 3)

    For ____             Against ____            Abstain ____

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                    Dated: ______________________, 1997
                                            (Month)      (Day)

                                    ____________________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                Please read both sides of this ballot.
                                                                        332
                        OppenheimerFunds, Inc.
                        Two World Trade Center - 34th Floor
                        New York, NY 10048-0203



                              December 1996




Dear Oppenheimer Global Fund Shareholder:

      We have scheduled a shareholder meeting in February for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

      Your vote is very important because these decisions can affect your investment, and it's your chance to help shape the policies of the Fund. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

      To vote, simply complete the ballot by marking your choices, sign it, and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- a portion of which is owned by you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

      After consideration, the Board of Trustees, which represents your interests in the day-to-day management of the Fund, recommends approval of the following items:

Election of Trustees. There are eleven Trustees up for reelection in February. You will find detailed information on the members of the Board in the enclosed proxy statement.

Ratification of Auditors. Each year, outside auditors are employed to review the Fund's annual financial statements, as explained in the proxy statement.

Approval of Investment Advisory Agreement. The Fund's Investment Advisory Agreement establishes the Manager's responsibility for day-to-day management of the Fund, including managing the Fund's investments, adherence to investment policies and arranging for the purchase and sale of securities. The Agreement also requires the Manager to maintain effective administration and recordkeeping for the Fund. Please read the enclosed proxy statement for complete details.


Changes in Distribution Plan for Class B Shares (Class B Shareholders
Only).
Currently, the Fund's distributor is reimbursed for a portion of its distribution expenses from the service fee and the asset-based sales charge. Your approval is requested to change the way the distributor is paid so that it is compensated for its distribution efforts at the same rate. This is a common type of plan in the mutual fund industry. Any distribution costs in excess of that rate will be the responsibility of the distributor. Please see the proxy statement for further detail.

Approval of Distribution Plan for Class C Shares (Class C Shareholders
Only). You are asked to approve the Fund's current Class C 12b-1 Distribution and Service Plan in which the Fund pays an asset-based sales charge of 0.75% per year for distribution services and a service fee of 0.25% per year to cover service and maintenance of shareholder accounts. Both fees are computed on the net assets of the Fund's Class C shares. Please see the proxy statement for further detail.

      Please contact your financial advisor or call us at 1-800-525-7048 if you have any questions.

      As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                              Sincerely,

                              /s/ Bridget A. Macaskill
                              ------------------------
                              Bridget A. Macaskill



Enclosures